INVESCO Strategic Portfolios, Inc.
                           Supplement to Prospectus
                            dated February 28, 1995

The section of the Fund's Prospectus entitled "The Fund and Its Management" is amended to (1) delete the fourth through ninth paragraphs and (2) substitute the following new paragraphs in their place:

      Energy Portfolio

      Thomas R. Samuelson, portfolio manager of the Energy Portfolio since 1995; portfolio manager of INVESCO Trust Company; formerly, associate director of Swiss Bank Capital Markets (1992 to 1995); partner of Duff & Phelps,
      Inc. (1985 to 1992); M.B.A., University of Tulsa; B.S., University of Tulsa, Chartered Financial Analyst.

      Environmental Services Portfolio

      Jeffrey G. Morris, portfolio manager of the Environmental Services Portfolio since 1995; portfolio manager of INVESCO Trust Company; joined INVESCO in 1991 and served as a research analyst from 1994 to 1995; formerly, loan processor for Norwest Mortgage (1991); B.S. Colorado State University.

      Financial Services Portfolio

      Douglas N. Pratt, portfolio manager of the Financial Services Portfolio since 1992; portfolio manager of INVESCO Growth Fund; vice president (1993 to present) and portfolio manager (1992 to present) of INVESCO Trust Company. Formerly (1987 to 1992) equity analyst with Loomis, Sayles &
      Company; began financial and analytical research career in 1982; A.B., Brown University; M.B.A. Columbia University; Chartered Financial Analyst.

      Gold and Technology Portfolios

      Daniel B. Leonard, portfolio manager of the Gold Portfolio since 1989 and the Technology Portfolio since 1985; senior vice president (1991 to present) and vice president (1977 to 1983) of INVESCO Trust Company; formerly, senior vice president (1977 to 1983; 1985 to 1991) and portfolio manager (1975 to 1983; 1985 to 1991) of INVESCO Funds Group, Inc.; B.A. Washington & Lee University.

      Health Sciences Portfolio

      John Schroer, portfolio manager of the Health Sciences Portfolio since 1996; co- portfolio manager of the Portfolio (1994 to 1996); portfolio manager of INVESCO Emerging Growth Fund and The Global Health Sciences Fund; vice president (since 1995) and portfolio manager (1993 to present) of INVESCO Trust Company. Formerly, (1990 to 1993), assistant vice


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      president with Trust Company of the West; began investment career in 1990;
      B.S. and M.B.A., University of Wisconsin-Madison.

      Leisure Portfolio

      Mark Greenberg, portfolio manager of the Leisure Portfolio since 1996; portfolio manager of INVESCO Trust Company; formerly, vice president and global media and entertainment analyst for Scudder, Stevens & Clark (1990 to 1996); media, technology and telecom analyst for Campbell Advisors (1988 to 1989); media and technology analyst for Irving Trust Company (1983 to 1988); analyst for Argus Research and Bernstein Macauley (1980 to
      1983); B.S.B.A., Marquette University. Chartered Financial Analyst.

The date of this Supplement is February 1, 1996.